UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 13, 2005

                              Analog Devices, Inc.
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             (Exact name of registrant as specified in its charter)

     Massachusetts                     1-7819                    04-2348234
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 (State or other juris-              (Commission               (IRS Employer
diction of incorporation             File Number)            Identification No.)


  One Technology Way, Norwood, MA                                  02062
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (781) 329-4700


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

Effective September 13, 2005, John C. Hodgson was elected to the Board of Directors of Analog Devices, Inc. ("the Company"). Mr. Hodgson will also serve on the Nominating and Corporate Governance Committee of the Company's Board. In connection with his election to the Board and in accordance with the Company's director compensation policy, Mr. Hodgson was granted on September 13, 2005 an option to purchase 18,000 shares of the Company's common stock at an exercise price of $38.35 per share under the Company's 1998 Stock Option Plan, as amended. In connection with his service on the Company's Board, Mr. Hodgson will also be entitled to receive an annual cash retainer pursuant to the Company's director compensation policy. On September 14, 2005, the Company issued a press release announcing the election of Mr. Hodgson to the Company's Board of Directors. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1    Press release dated September 14, 2005 issued by Analog Devices, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  September 16, 2005                 ANALOG DEVICES, INC.
                                          By:  /s/ Joseph E. McDonough
                                               -----------------------
                                               Joseph E. McDonough
                                               Vice President-Finance and Chief
                                               Financial Officer
                                               (Principal Financial and
                                               Accounting Officer)

                                  EXHIBIT INDEX

Exhibit No.                   Description
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99.1                          Press release dated September 14, 2005 issued by
                              Analog Devices, Inc.